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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 19, 1995



                                   KEYCORP
        --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

             Ohio                       0-850                 34-6542451
- -------------------------------     -------------          --------------------
(State or other jurisdiction of      (Commission            (I.R.S. Employer
         incorporation)              File Number)           Identification No.)

             127 Public Square, Cleveland, Ohio                 44114-1306
     ------------------------------------------------           ----------
           (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code:  (216) 689-6300
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Item 5. Other Events
        ------------

        On January 19, 1995, the Registrant issued a press release announcing:
        a) 12.5 percent dividend increase, b) a major stock repurchase program and c) its earnings results for the three and twelve month periods ended December 31, 1994. This press release is attached as Exhibit 99 to this report and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
        -----------------------------------------------------------------

(c)     Exhibits
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        99.  The Registrant's January 19, 1995, press release announcing: a)
             12.5 percent dividend increase, b) a major stock repurchase program and c) its earnings results for the three and twelve month periods ended December 31, 1994.




                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        KEYCORP
                                                 --------------------
                                                      (Registrant)

Date: January 20, 1995                           /s/ Lee Irving
                                                 --------------------
                                                 By:  Lee Irving
                                                      Executive Vice President,
                                                      Treasurer and Chief
                                                      Accounting Officer